================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 6, 2005

                            COLLECTORS UNIVERSE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    0-27887                  33-0846191
 ----------------------------       -------------          -------------------
 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

    921 E. Alton Avenue, Santa Ana, California                    92705
    ------------------------------------------                  ----------
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 7.01.      REGULATION FD DISCLOSURE

         On December 6, 2005, Collectors Universe, Inc. issued a press release reporting that its Board of Directors had authorized a stock buyback program, pursuant to which the Company may purchase, from time to time, in accordance with the applicable Securities and Exchange Commission rules, up to an aggregate of $10 million of its shares of common stock in open market and private transactions, when opportunities to makes such purchases become available at attractive prices. A copy of that press release is attached as Exhibit 99.1 to this Report.

         As stated in its press release, the Company is under no obligation to repurchase any shares under the stock buyback program and the timing, actual number and value of shares that may be repurchased under this program will depend on a number of factors, including the Company's future financial performance; the Company's available cash resources and competing uses for the cash that may arise in the future; prevailing market prices of the Company's common stock; and the number of shares that become available for sale at prices that the Company believes are attractive.

         The foregoing description of the contents of the press release is qualified by reference to that press release, in its entirety, a copy of which is attached hereto as Exhibit 99.1 and which, by this reference, is incorporated in full into this report.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

              The following exhibit is filed as part of this report:

              Exhibit No.    Description
              -----------    ---------------------------------------------------
                99.1         Press Release issued December 6, 2005 announcing
                             authorization of $10 million stock buyback program

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 COLLECTORS UNIVERSE, INC.

Dated:  December 8, 2005                         By:   /s/ JOSEPH J. WALLACE
                                                       -------------------------
                                                       Joseph J. Wallace,
                                                       Chief Financial Officer

                                INDEX TO EXHIBITS

 Exhibit No.    Description
 -----------    ----------------------------------------------------------------
   99.1         Press Release issued December 6, 2005 announcing authorization of $10 million stock buyback program

                                       E-1